UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

              Date of Report:  January 3, 2001
    (Date of earliest event reported:  December 22, 2000)

                 EL PASO ENERGY CORPORATION
   (Exact name of registrant as specified in the charter)



   Delaware                           1-14365          76-0568816
(State or other jurisdiction (Commission File Number) (I.R.S. Employer
   of incorporation)                                  Identification No.)


                   El Paso Energy Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2131

Item 5.   Other Events

            On December 22, 2000, El Paso Field Services
       Company,   a  business  unit  of El  Paso  Energy
       Corporation (NYSE:EPG), completed its purchase of the natural gas and natural gas liquids businesses of PG&E Gas Transmission, Texas Corporation, and
       PG&E Gas Transmission Teco, Inc.

            A copy of the December 22, 2000 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

           c)   Exhibits:

                 Exhibit
                 Number    Description
                ---------  ------------

                  99.1     Press release dated December 22, 2000


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                  ______________________
                                       Jeffrey I. Beason
                                      Sr. Vice President
                                       and Controller
                                      (Chief Accounting
                                           Officer)

Date:  January 3, 2001


                        EXHIBIT INDEX

     Exhibit Number       Description
     --------------       ------------

            99.1          Press release dated  December 22, 2000